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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              ____________________


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                              ____________________


        Date of Report (Date of earliest event reported): August 7, 2002

                                 EDO Corporation
             (Exact name of Registrant as specified in its charter)

       New York                          3812                    11-0707740
(State or Other Jurisdiction    (Primary Standard Industrial (I.R.S. Employer of
Incorporation or Organization)  Classification Code Number)  Identification No.)

                              ____________________

                         60 East 42nd Street, Suite 5010
                               New York, NY 10165
                                  212.716.2000
 (Address, Including Zip Code, and Telephone Number, Including Area Code, of
  Registrant's Principal Executive Offices)

                              ____________________

                                 Not applicable
          (Former name or former address, if changed since last report)

                              ____________________




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Item 5.  Other Events

EDO Corporation is furnishing herewith on a voluntary basis Statements under Oath of its Chairman, President and Chief Executive Officer and its Vice President and Chief Financial Officer regarding facts and circumstances relating to Exchange Act Filings as Exhibits 99.1 and 99.2, respectively, which are included herein. James M. Smith President and Chief Executive Officer of EDO Corporation and Darrell L. Reed, Vice President and Chief Financial Officer of EDO Corporation signed these statements on August 7, 2002.



A copy of each of these statements is attached as an Exhibit (99.1 and 99.2).



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EDO CORPORATION

                                         /s/ Lisa M. Palumbo
                                         ------------------------------
                                         By:  Lisa M. Palumbo
                                         Title: Vice President & General Counsel

Date:  August 8, 2002







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                                 EXHIBIT INDEX


Number  Exhibit
------  --------

99.1    Statement Under Oath of Principal Executive Officer dated August 7, 2002

99.2    Statement Under Oath of Principal Financial Officer dated August 7, 2002